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                                                                    EXHIBIT 23.1


                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS


      We have issued our report dated August 18, 2000, accompanying the consolidated financial statements and schedule included in the Annual Report of Edelbrock Corporation on Form 10-K for the years ended June 30, 1999 and 2000. We hereby consent to the incorporation by reference of said report in the Registration Statement of Edelbrock Corporation on Form S-8 (File No. 33-91354).


                                        GRANT THORNTON LLP


Los Angeles, California
September 19, 2000